American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2021

Real Estate - Schedule of Investments
JANUARY 31, 2021 (UNAUDITED)

	Shares/Principal Amount ($)	Value ($)
COMMON STOCKS — 99.7%
Commercial Financing — 0.8%
Starwood Property Trust, Inc.	358,901	6,732,983
Data Centers — 10.7%
Digital Realty Trust, Inc.	144,000	20,728,800
Equinix, Inc.	73,050	54,054,078
QTS Realty Trust, Inc., Class A	193,041	12,566,969
		87,349,847
Diversified — 0.9%
JBG SMITH Properties	243,439	7,269,089
Health Care — 7.5%
Healthpeak Properties, Inc.	394,207	11,688,237
Omega Healthcare Investors, Inc.	85,917	3,111,914
Ventas, Inc.	464,601	21,404,168
Welltower, Inc.	415,093	25,154,636
		61,358,955
Home Financing — 1.1%
PennyMac Mortgage Investment Trust	525,113	9,058,199
Industrial — 13.4%
Innovative Industrial Properties, Inc.	118,116	22,101,866
Prologis, Inc.	661,062	68,221,598
Rexford Industrial Realty, Inc.	228,416	11,178,679
Terreno Realty Corp.	143,537	8,121,324
		109,623,467
Infrastructure REITs — 16.0%
American Tower Corp.	236,630	53,800,197
Crown Castle International Corp.	329,027	52,400,840
SBA Communications Corp.	94,631	25,424,511
		131,625,548
Lodging/Resorts — 3.4%
RLJ Lodging Trust	1,067,048	13,775,590
Ryman Hospitality Properties, Inc.	147,192	9,545,401
Xenia Hotels & Resorts, Inc.	334,860	4,845,424
		28,166,415
Office — 4.4%
Alexandria Real Estate Equities, Inc.	121,474	20,299,520
Cousins Properties, Inc.	324,707	10,241,259
Empire State Realty Trust, Inc., Class A	594,650	5,863,249
SL Green Realty Corp.(1)	195	13,179
		36,417,207
Residential — 16.3%
American Homes 4 Rent, Class A	357,590	10,809,946
Equity Residential	453,777	27,970,814
Essex Property Trust, Inc.	95,831	22,962,066
Invitation Homes, Inc.	844,895	24,907,505
Sun Communities, Inc.	150,739	21,575,273
UDR, Inc.	673,639	25,901,419
		134,127,023
Retail — 11.6%
Brixmor Property Group, Inc.	844,996	14,305,782

Essential Properties Realty Trust, Inc.	570,948	11,887,138
Kimco Realty Corp.	867,269	14,318,611
National Retail Properties, Inc.	378,671	14,768,169
NETSTREIT Corp.	239,979	4,134,838
Simon Property Group, Inc.	290,795	27,023,579
Urban Edge Properties	641,401	8,844,920
		95,283,037
Self Storage — 5.4%
Extra Space Storage, Inc.	185,839	21,146,620
Life Storage, Inc.	283,355	23,116,060
		44,262,680
Specialty — 2.8%
VICI Properties, Inc.	899,966	22,751,140
Timber REITs — 5.4%
PotlatchDeltic Corp.	493,827	23,585,177
Weyerhaeuser Co.	665,277	20,749,990
		44,335,167
TOTAL COMMON STOCKS (Cost $658,851,507)		818,360,757
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/31/22 - 1/31/25, valued at $1,008,369), in a joint trading account at 0.03%, dated 1/29/21, due 2/1/21 (Delivery value $988,209)		988,206
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 11/15/46, valued at $1,680,044), at 0.03%, dated 1/29/21, due 2/1/21 (Delivery value $1,647,004)		1,647,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,459	1,459
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,636,665)		2,636,665
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(2)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $13,455)	13,455	13,455
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $661,501,627)		821,010,877
OTHER ASSETS AND LIABILITIES†		324,934
TOTAL NET ASSETS — 100.0%		$821,335,811

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,159. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $13,455.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	818,360,757	—	—
Temporary Cash Investments	1,459	2,635,206	—
Temporary Cash Investments - Securities Lending Collateral	13,455	—	—
	818,375,671	2,635,206	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.